UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 19, 2014

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2014, ChromaDex, Inc. (“ChromaDex”), a California corporation and wholly owned subsidiary of ChromaDex Corporation, a Delaware corporation, the registrant (the “Company”), entered into a First Amendment to the License Agreement (the “First Amendment”) with The Regents of the University of California, a California Corporation (“UC”). The First Amendment amends the Exclusive License Agreement (“the Agreement”) dated September 8, 2011, by and between ChromaDex and UC which was filed as Exhibit 10.2 to the Company’s Form 10-Q filed with the Commission on November 10, 2011.  The Company sought confidential treatment for certain terms of the Agreement at the time of filing such Quarterly Report.

Under the terms of the First Amendment, UC granted to ChromaDex a worldwide, exclusive, sublicensable right and license to use certain additional patent rights relating to the use of the compound known as Pterostilbene in a specified field of use.  Pterostilbene is a compound found in blueberries, grapes and other small fruits, as well as the bark of some trees.  The Agreement terminates on the earliest of (i) the expiration date or abandonment of the last valid claim of the patent rights licensed under the Agreement, (ii) failure by ChromaDex to meet certain pre-development milestones or an uncured default by ChromaDex under the Agreement or (iii) upon prior written notice given by ChromaDex.

As consideration for the additional licenses granted, ChromaDex will make additional cash payments to UC, including certain annual license maintenance fees, earned royalties on net sales of additional licensed products subject to a certain minimum amount, payments upon the completion of certain strategic milestones, as well as other consideration associated with sublicensing.

The foregoing is a summary of the material terms of the First Amendment and does not purport to be complete. You should read the complete First Amendment, which shall be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2014 and, when filed, such First Amendment shall be incorporated by reference herein. The Company will seek confidential treatment for certain terms of the First Amendment at the time of filing such Quarterly Report.

ITEM 7.01  REGULATION FD DISCLOSURE

On September 22, 2014, the Company issued a press release announcing the entry into the First Amendment.  A copy of the press release is appended hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 22, 2014

                     CHROMADEX CORP.

                                                                           By:          /s/ Frank L. Jaksch Jr.
                                                                           Name:    Frank L. Jaksch Jr.
                                                                           Title:      Chief Executive Officer